Exhibit 99.2

Toyota Business Highlights Q3FY2022 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . light vehicle SAAR figure for January 2022 came in at 15 . 0 M units, down from January 2021 at 16 . 6 M units . • Toyota U . S . reported January 2022 sales of 157 , 827 units, a decrease of 5 . 1 % on a daily selling rate (DSR) basis and on a volume basis versus January 2021 . • Toyota division reported January 2022 sales of 137 , 207 units, a decrease of 6 . 4 % on a DSR basis and on a volume basis versus January 2021 . • Lexus division reported January 2022 sales of 20 , 620 units, an increase of 5 . 0 % on a DSR basis and on a volume basis versus January 2021 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 137,207 20,620 Toyota Division Lexus Division Toyota U.S. January 2022 Vehicle Sales Jan-22 Jan-21 Jan-22 Jan-21 RAV4 29,457 31,364 CAMRY 19,665 21,771 HIGHLANDER 17,161 16,774 COROLLA 15,368 19,266 TACOMA 15,285 18,878 Toyota U.S. January 2022 Vehicles Sales Toyota Division Top 5 Models Production (units) Q3 FY22 Q3 FY21 Japan 945 1,144 North America 403 489 Europe 201 200 Asia 419 333 Other‡ 110 96 Sales (units) Q3 FY22 Q3 FY21 Japan 482 592 North America 522 753 Europe 250 285 Asia 413 392 Other‡ 337 331 Units in thousands 0 50 100 150 200 250 300 6 11 16 21 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales January 2017 - January 2022 SAAR Toyota U.S. Sales Jan-22 Jan-21 Jan-22 Jan-21 RX 7,994 7,086 NX 3,194 3,844 ES 2,944 2,654 GX 2,805 2,060 IS 1,708 1,609 Toyota U.S. January 2022 Vehicles Sales Lexus Division Top 5 Models TMC Consolidated Financial Performance Q3 FY22 Q3 FY21 Sales Revenues ¥7,785,742 ¥8,150,032 Operating income 784,370 987,941 Net income attributable to TMC 791,738 838,696 TMC Consolidated Balance Sheet Q3 FY22 Q3 FY21 Current assets ¥21,669,893 ¥21,676,792 Receivables related to financial services 13,475,070 11,527,467 Investments and other assets 16,615,655 14,020,474 Property, plant and equipment, net 11,857,445 10,785,581 Total assets ¥63,618,063 ¥58,010,315 Liabilities ¥37,763,339 ¥35,377,237 Shareholders' equity 25,854,724 22,633,078 Total liabilities and shareholders' equity ¥63,618,063 ¥58,010,315 Yen in billions Operating Income by Geographic Region Q3 FY22 Q3 FY21 Japan ¥397 ¥539 North America 129 213 Europe 83 53 Asia 175 155 Other‡ 52 35 Elimination (51) (7) Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) 1 FINANCIAL RESULTS • Our consolidated net income was $748 million for the third quarter of fiscal 2022, compared to $668 million for the same period in fiscal 2021. The increase in net income for the third quarter of fiscal 2022, compared to the same period in fiscal 2021, was primarily due to a $145 million decrease in interest expense, a $73 million decrease in provision for credit losses, and a $17 million increase in total financing revenues, partially offset by a $103 million decrease in investment and other income, net, a $40 million increase in operating and administrative expense and an $18 million increase in provision for income taxes. • We recorded a provision for credit losses of $45 million for the third quarter of fiscal 2022, compared to a provision for credit losses of $118 million for the same period in fiscal 2021. The decrease in the provision for credit losses for the third quarter of fiscal 2022, compared to the same period in fiscal 2021, was primarily a result of the improvement in macroeconomic conditions and the financial performance of our dealers in fiscal 2022. In contrast, in fiscal 2021, we increased the expected credit losses for our retail loan portfolio due to a decline in economic conditions caused by the COVID - 19 pandemic and the restrictions designed to slow the spread of COVID - 19, which resulted in stay - at - home orders, increased unemployment, and decreased consumer spending. • Our net charge - offs as a percentage of average finance receivables for the first nine months of fiscal 2022 decreased to 0.18 percent at December 31, 2021 from 0.32 percent at December 31, 2020. Our average finance receivables loss severity per unit for the first nine months of fiscal 2022 decreased to $8,598 from $10,138 in the first nine months of fiscal 2021. Our default frequency as a percentage of outstanding finance receivable contracts decreased to 0.71 percent for the first nine months of fiscal 2022, compared to 0.86 percent in the same period in fiscal 2021. The changes in our net charge - offs, loss severity per unit, and default frequency were primarily due to higher average used vehicle values, which reduced net charge - offs, loss per unit, and default frequency. 1 See TMCC financials at https://www.toyotafinancial.com/us/en/investor_relations/sec_filings.html 2 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 7 billion to $ 17 . 7 billion during the quarter ended December 31 , 2021 , with an average outstanding balance of $ 17 . 1 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In February 2022, Toyota announced an additional $90 million investment for two of its U.S. manufacturing facilities. Toyota has committed to offering an electrified option across its entire lineup of both Toyota and Lexus vehicles by 2025. Advancing the production of electrified vehicles and their components, including hybrid transaxles, play an important part in helping Toyota achieve its goals for ca rbo n neutrality. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance Q3 FY21 Q3 FY22 Total financing revenues $2,974 $2,991 Income before income taxes 883 981 Net Income 668 748 Debt-to-Equity Ratio 6.8x 6.2x U.S. dollars in millions 68 8 107 63 8 42 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q3 FY21 Q3 FY22 0.42% 0.32% 0.18% 0.00% 0.25% 0.50% Q3 FY20 Q3 FY21 Q3 FY22 Net Charge - offs as a Percentage of Average Finance Receivables 59.1% 54.3% Q3 FY21 Q3 FY22 TMCC - Market Share 2 Q3 FY21 Q3 FY22 19.0 17.0 68.5 65.3 21.8 28.1 $0 $20 $40 $60 $80 $100 $120 Q3 FY21 Q3 FY22 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 198 114 142 158 106 72 0 50 100 150 200 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q3 FY21 Q3 FY22